  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2018

STANDARD DIVERSIFIED OPPORTUNITIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36696	56-1581761
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Mineola Boulevard Mineola, NY	11501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 248-1100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 4, 2018, Standard Diversified Opportunities Inc. (the “Registrant”) filed a Current Report on Form 8-K (the “Original Report”) to report the completion of the acquisition of all of the outstanding capital stock of Interboro Holdings, Inc. (“Interboro”). See Item 2.01 below, which contains the disclosure set forth in the Original Report.

In Item 9.01 of the Original Report, the Registrant indicated in subsections (a) and (b) thereof that the Registrant intended to file financial statements and pro forma financial information required by Item 9.01(a) and Item 9.01(b), respectively, under the cover of an amendment to the Original Report no later than seventy-one (71) calendar days after the date on which the Original Report was required to be filed.

On March 12, 2018, the Registrant filed its Annual Report on Form 10-K for the year ended December 31, 2017. In accordance with the Topic 2025.2 of the Financial Reporting Manual of the Division of Corporation Finance of the Securities and Exchange Commission, the Registrant is able, for the purposes of determining what financial statements and pro forma financial information it is required to file as contemplated by the preceding paragraph, to measure the significance of the acquired entity (Interboro) using the Registrant’s financial statements for the year ended December 31, 2017, as reported in the recently filed Form 10-K.

The Registrant has measured the significance of Interboro using the Registrant’s financial statements for the year ended December 31, 2017, and has determined as a result of such measurement that it is not required to file any financial statements or pro forma financial information regarding the acquisition of Interboro.

The Registrant is amending the Original Report to so indicate.

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Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 2, 2018, Standard Diversified Opportunities Inc. (the “Registrant”) and Interboro LLC consummated the transactions contemplated by that certain Stock Purchase Agreement (the “Stock Purchase Agreement”), dated as of November 23, 2016, between such parties. Pursuant to the Stock Purchase Agreement, the Registrant’s wholly owned subsidiary, Pillar General Inc., acquired all of the outstanding capital stock of Interboro Holdings, Inc. for a purchase price payable in cash of $2,500,000, subject to adjustment as provided in the Stock Purchase Agreement.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(b)	Pro Forma Financial Information.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit Number	Exhibit Title
2.1#	Stock Purchase Agreement, dated as of November 23, 2016, between the Registrant and Interboro LLC (filed as Exhibit 2.1 to the Current Report on Form 8-K of the Registrant dated November 25, 2016 and incorporated herein by reference).

# Schedules to the agreement were omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD DIVERSIFIED OPPORTUNITIES INC.

Date: March 12, 2018	By:	/s/ Ian Estus
Name: Ian Estus
Title: President and Chief Executive Officer